SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 11-15-07

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                     1-9102                    77-0100596
(State or other jurisdiction    (Commission File No.)          (IRS Employer
    of Incorporation)                                        Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (626) 683-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective November 15, 2007, Thomas P. Giese resigned from the position as an officer of the Registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMERON INTERNATIONAL CORPORATION



Date: November 20, 2007                 By: /s/ Javier Solis
                                            ----------------
                                            Javier Solis
                                            Senior Vice President & Secretary